SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act


            Date of Report (Date of Earliest Reported) July 23, 2001


                          NEW ERA TECHNOLOGIES COMPANY
                       (Name of Small BusinessRegistrant)


        Nevada                      0-27891                      86-0965901
(State of Incorporation)    (Commission File Number)          (I.R.S. Employer
                                                          Identification Number)


                23935 Madison Street, Torrance, California 90505
           (Address of Principal Executive Offices Including Zip Code)


                                 (310) 373-6888
                           (Issuers Telephone Number)


                                 FirstCai, Inc.
           10245 East Via Linda, Suite 220, Scottsdale, Arizona 85258
            (Former Name, Former Address if Changed From Last Report)
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ITEM 6. RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

     On May, 12 2001 Mr. Edmond Lonergan, the registrant's sole officer and director resigned pursuant to the terms of the Agreement and Plan of Reorganization between FirstCai and New Era Technologies, Inc.. The new Board of Directors consists of

         John Cartier
         Lilly W. Lin
         Thomas S. Lin

     The letter of resignation from the former Officer and Director, although it was a resignation from the registrant, was addressed to another company in error. The corrected letter is attached as exhibit 17.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (b) Exhibits

         17. Letter of Resignation from Mr. Edmond Lonergan.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized.

                                      New Era Technologies Company


July 23, 2001                         /s/ John Cartier
                                      ------------------------------------
                                      John Cartier, President and Director